Exhibit 99.1
Fabrinet Announces Third Quarter Fiscal Year 2025 Financial Results
•Record Third Quarter Revenue Exceeds Guidance Range
BANGKOK, Thailand – May 5, 2025 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 28, 2025.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We had a very strong third quarter with revenue of $872 million dollars, which was above our guidance range. We delivered another strong telecom performance with growth that more than offset an anticipated sequential decline in datacom revenue. Our team continued to execute very well, producing non-GAAP EPS that also exceeded our guidance. Looking ahead, we remain optimistic and confident in our ability to deliver strong execution in the fourth quarter and into fiscal 2026.”
Third Quarter Fiscal Year 2025 Financial Highlights
GAAP Results
•Revenue for the third quarter of fiscal year 2025 was $871.8 million, compared to $731.5 million for the third quarter of fiscal year 2024.
•GAAP net income for the third quarter of fiscal year 2025 was $81.3 million, compared to $80.9 million for the third quarter of fiscal year 2024.
•GAAP net income per diluted share for the third quarter of fiscal year 2025 was $2.25, compared to $2.21 for the third quarter of fiscal year 2024.
Non-GAAP Results
•Non-GAAP net income for the third quarter of fiscal year 2025 was $91.2 million, compared to $87.7 million for the third quarter of fiscal year 2024.
•Non-GAAP net income per diluted share for the third quarter of fiscal year 2025 was $2.52, compared to $2.39 for the third quarter of fiscal year 2024.
Business Outlook
Based on information available as of May 5, 2025, Fabrinet is issuing guidance for its fourth fiscal quarter ending June 27, 2025, as follows:
•Fabrinet expects fourth quarter revenue to be in the range of $860 million to $900 million.
•GAAP net income per diluted share is expected to be in the range of $2.32 to $2.47, based on approximately 36.3 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $2.55 to $2.70, based on approximately 36.3 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2025 Financial Results Call
When:	May 5, 2025
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism and confidence in our ability to deliver strong execution in the fourth quarter and into fiscal 2026; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the fourth quarter of fiscal year 2025. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on February 4, 2025. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; severance payment and others; restructuring and other related costs; legal and litigation; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.
Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	March 28, 2025	June 28, 2024
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$306,905	$409,973
Short-term investments	643,772	448,630
Trade accounts receivable, net of allowance for expected credit losses of $1,255 and $1,629, respectively	658,301	592,452
Inventories	531,338	463,206
Prepaid expenses	19,396	10,620
Other current assets	84,731	87,810
Total current assets	2,244,443	2,012,691
Non-current assets
Property, plant and equipment, net	354,489	307,240
Intangibles, net	2,173	2,321
Operating right-of-use assets	6,021	5,336
Deferred tax assets	11,589	10,446
Other non-current assets	586	485
Total non-current assets	374,858	325,828
Total Assets	$2,619,301	$2,338,519
Liabilities and Shareholders’ Equity
Current liabilities
Trade accounts payable	521,226	441,835
Fixed assets payable	33,101	14,380
Operating lease liabilities, current portion	1,709	1,355
Income tax payable	8,090	3,937
Accrued payroll, bonus and related expenses	24,170	22,116
Accrued expenses	32,420	19,916
Other payables	54,331	54,403
Total current liabilities	675,047	557,942
Non-current liabilities
Deferred tax liability	1,371	4,895
Operating lease liability, non-current portion	4,012	3,635
Severance liabilities	28,337	24,093
Other non-current liabilities	3,340	2,209
Total non-current liabilities	37,060	34,832
Total Liabilities	712,107	592,774
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 28, 2025 and June 28, 2024)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,596,609 shares and 39,457,462 shares issued as of March 28, 2025 and June 28, 2024, respectively; and 35,830,476 shares and 36,145,242 shares outstanding as of March 28, 2025 and June 28, 2024, respectively)	396	395
Additional paid-in capital	229,957	222,044
Less: Treasury shares (3,766,133 shares and 3,312,220 shares as of March 28, 2025 and June 28, 2024, respectively)	(337,798)	(234,323)
Accumulated other comprehensive income (loss)	8,549	(3,141)
Retained earnings	2,006,090	1,760,770
Total Shareholders’ Equity	1,907,194	1,745,745
Total Liabilities and Shareholders’ Equity	$2,619,301	$2,338,519

FABRINET
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share data)	March 28, 2025	March 29, 2024	March 28, 2025	March 29, 2024
Revenues	$871,799	$731,535	$2,509,635	$2,129,706
Cost of revenues	(769,616)	(640,600)	(2,207,577)	(1,866,037)
Gross profit	102,183	90,935	302,058	263,669
Selling, general and administrative expenses	(22,063)	(19,628)	(65,300)	(59,373)
Restructuring and other related costs	(1,264)	—	(1,367)	—
Operating income	78,856	71,307	235,391	204,296
Interest income	10,145	8,509	32,392	22,155
Interest expense	—	(26)	—	(107)
Foreign exchange gain (loss), net	(2,675)	3,348	(5,728)	(25)
Other income (expense), net	(30)	175	(111)	60
Income before income taxes	86,296	83,313	261,944	226,379
Income tax expense	(5,006)	(2,397)	(16,624)	(11,264)
Net income	81,290	80,916	245,320	215,115
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	3,350	(1,739)	9,647	2,155
Change in net unrealized gain (loss) on derivative instruments	1,790	(7,328)	907	1,062
Change in net retirement benefits plan – prior service cost	—	137	—	271
Change in foreign currency translation adjustment	1,060	75	1,136	(31)
Total other comprehensive income (loss), net of tax	6,200	(8,855)	11,690	3,457
Net comprehensive income	$87,490	$72,061	$257,010	$218,572
Earnings per share
Basic	$2.26	$2.23	$6.80	$5.93
Diluted	$2.25	$2.21	$6.75	$5.88
Weighted-average number of ordinary shares outstanding (in thousands of shares)
Basic	35,914	36,250	36,094	36,278
Diluted	36,172	36,603	36,327	36,574

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended
(in thousands of U.S. dollars)	March 28, 2025	March 29, 2024
Cash flows from operating activities
Net income for the period	$245,320	$215,115
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	39,223	36,602
(Gain) loss on disposal of property, plant and equipment and intangibles	(39)	(147)
Amortization of discount (premium) of short-term investments	(3,435)	(2,317)
(Reversal of) allowance for expected credit losses	(374)	1,874
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	4,067	(2,135)
Amortization of fair value at hedge inception of interest rate swaps	—	(198)
Share-based compensation	24,903	21,440
Customer warrant	3,929	—
Deferred income tax expense (benefit)	(4,182)	1,125
Other non-cash expenses	82	193
Changes in operating assets and liabilities
Trade accounts receivable	(65,271)	(54,089)
Inventories	(68,132)	65,442
Other current assets and non-current assets	(2,357)	(33,548)
Trade accounts payable	79,196	48,268
Income tax payable	4,180	(1,068)
Accrued expenses	12,643	1,493
Other payables	(152)	29,309
Severance liabilities	2,131	2,249
Other current liabilities and non-current liabilities	1,540	476
Net cash provided by operating activities	273,272	330,084
Cash flows from investing activities
Purchase of short-term investments	(304,189)	(268,461)
Proceeds from sales of short-term investments	—	10,000
Proceeds from maturities of short-term investments	122,129	173,120
Purchase of property, plant and equipment	(70,668)	(34,825)
Purchase of intangibles	(514)	(768)
Proceeds from disposal of property, plant and equipment	116	2,319
Net cash used in investing activities	(253,126)	(118,615)
Cash flows from financing activities
Repayment of long-term borrowings	—	(9,141)
Repurchase of ordinary shares	(103,475)	(35,943)
Withholding tax related to net share settlement of restricted share units	(20,918)	(12,716)
Net cash used in financing activities	(124,393)	(57,800)
Net increase (decrease) in cash and cash equivalents	$(104,247)	$153,669
Movement in cash and cash equivalents
Cash and cash equivalents at the beginning of period	$409,973	$231,368
Increase (decrease) in cash and cash equivalents	(104,247)	153,669
Effect of exchange rate on cash and cash equivalents	1,179	74
Cash and cash equivalents at the end of period	$306,905	$385,111
Non-cash investing and financing activities
Construction, software and equipment-related payables	$33,101	$9,229

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended				Nine Months Ended
(in thousands of U.S. dollars)	March 28, 2025		March 29, 2024		March 28, 2025		March 29, 2024
Revenues	$871,799		$731,535		$2,509,635		$2,129,706

Gross profit (GAAP)	$102,183	11.7%	$90,935	12.4%	$302,058	12.0%	$263,669	12.4%
Share-based compensation expenses	2,221		1,561		7,883		5,427
Gross profit (Non-GAAP)	$104,404	12.0%	$92,496	12.6%	$309,941	12.4%	$269,096	12.6%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended				Nine Months Ended
(in thousands of U.S. dollars)	March 28, 2025		March 29, 2024		March 28, 2025		March 29, 2024
Revenues	$871,799		$731,535		$2,509,635		$2,129,706

Operating profit (GAAP)	$78,856	9.0%	$71,307	9.7%	$235,391	9.4%	$204,296	9.6%
Share-based compensation expenses	7,783		6,726		24,903		21,440
Restructuring and other related costs	1,264		—		1,367		—
Legal and litigation	827		—		827		—
Severance payment and others	—		—		748		—
Operating profit (Non-GAAP)	$88,730	10.2%	$78,033	10.7%	$263,236	10.5%	$225,736	10.6%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended				Nine Months Ended
	March 28, 2025		March 29, 2024		March 28, 2025		March 29, 2024
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$81,290	$2.25	$80,916	$2.21	$245,320	$6.75	$215,115	$5.88
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	2,221	0.06	1,561	0.04	7,883	0.22	5,427	0.15
Total related to cost of revenues	2,221	0.06	1,561	0.04	7,883	0.22	5,427	0.15
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,562	0.16	5,165	0.14	17,020	0.47	16,013	0.44
Legal and litigation	827	0.02	—	—	827	0.02	—	—
Severance payment and others	—	—	—	—	748	0.02	—	—
Total related to selling, general and administrative expenses	6,389	0.18	5,165	0.14	18,595	0.51	16,013	0.44
Related to other income and expense:
Restructuring and other related costs	1,264	0.03	—	—	1,367	0.04	—	—
Amortization of deferred debt issuance costs	—	—	8	0.00	—	—	24	0.00
Total related to other income and expense	1,264	0.03	8	0.00	1,367	0.04	24	0.00
Total related to net income & EPS	9,874	0.27	6,734	0.18	27,845	0.77	21,464	0.59
Non-GAAP measures	$91,164	$2.52	$87,650	$2.39	$273,165	$7.52	$236,579	$6.47
Shares used in computing diluted net income per share (in thousands of shares)
GAAP diluted shares		36,172		36,603		36,327		36,574
Non-GAAP diluted shares		36,172		36,603		36,327		36,574

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended		Nine Months Ended
	March 28, 2025	March 29, 2024	March 28, 2025	March 29, 2024
Net cash provided by operating activities	$74,186	$100,870	$273,272	$330,084
Less: Purchase of property, plant and equipment	(28,518)	(13,589)	(70,668)	(34,825)
Non-GAAP free cash flow	$45,668	$87,281	$202,604	$295,259

FABRINET
GUIDANCE FOR QUARTER ENDING JUNE 27, 2025
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$2.32 to $2.47
Related to cost of revenues:
Share-based compensation expenses	0.08
Total related to cost of revenues	0.08
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.15
Total related to selling, general and administrative expenses	0.15
Total related to net income & EPS	0.23
Non-GAAP net income per diluted share	$2.55 to $2.70